Statement of Additional Information Supplement	February 10, 2021

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
ALL PUTNAM RETAIL OPEN-END FUNDS, EXCEPT PUTNAM DYNAMIC
ASSET ALLOCATION EQUITY FUND AND PUTNAM SHORT TERM
INVESTMENT FUND

Effective March 1, 2021, the following replaces similar language under the heading “Conversion of class C shares into class A shares” in the sub-section “Sales Charges and Other Share Class Features — Retail Investors” in the section “HOW TO BUY SHARES”:

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares during the month eight years after the purchase date, provided that Putnam Investor Services, or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Class C shares acquired by exchanging class C shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares.

SAI Multi-fund Supplement – 02/21